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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 27, 2014 (February 26, 2014)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2014, Mr. Scott C. Surplus notified the Board of Directors (the “Board”) of Holly Logistic Services, L.L.C. (the “Company”) that he will resign as Vice President and Controller of the Company effective March 3, 2014. In connection with his notice, the Board appointed Mr. Surplus as Vice President, HEP of the Company effective March 3, 2014 until the effective time of his previously announced retirement. The Company is a wholly-owned subsidiary of HollyFrontier Corporation (“HFC”) and the general partner of HEP Logistics Holdings, L.P., which is the general partner of Holly Energy Partners, L.P.
In addition, effective March 3, 2014, the Board appointed Kenneth P. Norwood as the Vice President and Controller of the Company to replace Mr. Surplus and designated Mr. Norwood as the principal accounting officer of the Company.
Mr. Norwood, 48, joined HFC in December 2011 as the Director of General Accounting. Prior to joining HFC, Mr. Norwood served as the Plant Controller of the Aruba refinery of Valero Energy Corporation, a manufacturer and marketer of transportation fuels, other petrochemical products and power (“Valero”), from July 2005 to December 2011 and as Accounting Manager at Valero’s San Antonio headquarters from May 2004 to June 2005. In addition, Mr. Norwood has more than twenty years of accounting experience having also served as the Controller for International Fibercom-NS, Inc., a telecommunication industry provider, the Controller for Star Petroleum Refining Company, a joint venture refinery in Thailand between Caltex Corporation and the Petroleum Authority of Thailand (PTT), and as an auditor with Arthur Andersen & Co. Mr. Norwood earned a Masters in Professional Accounting from The University of Texas at Austin and a Bachelor of Arts in Biology, also from The University of Texas at Austin.
There are no arrangements or understandings between Mr. Norwood and any other person pursuant to which Mr. Norwood was selected as an officer. Mr. Norwood has no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Norwood has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Douglas S. Aron
Executive Vice President and Chief Financial Officer

Date:    February 27, 2014

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